Exhibit 10.18



                                   ASSIGNMENT


         Crown Asphalt Corporation (formerly Buena Ventura Resources Corporation), does hereby assign, grant, convey and transfer to Crown Asphalt Ridge, L.L.C., a Utah limited liability company, whose address is 215 South State Street, Suite 550, Salt Lake City, Utah 84111, all of its right, title and interest in and to the leases and lands described in Exhibit A, attached hereto and made a part hereof, without reservation of any kind.

         Executed this 30th day of January, 1998.



                                                  CROWN ASPHALT CORPORATION
                                                  a Utah Corporation


                                                  Jay Mealey
                                                  President

STATE OF UTAH                       )
                                    ):ss
COUNTY OF SALT LAKE                 )

         On this 30th day of January, 1998, personally appeared before me Jay Mealey, and after being duly sworn did acknowledge that he is the President of Crown Asphalt Corporation and that said instrument was signed on behalf of said corporation by authority of its by-laws and said Jay Mealey duly acknowledged to me that said corporation executed same.


Notary Public
STEPHEN J. BURTON
7276 West Gettysburg Dr.                      Stephen J. Burton
Magna, Utah 84044                             Notary Public
My Commission Expires                         Residing in Salt Lake City, Utah
November 3, 2001
State of Utah

My Commission Expires:

11/3/2001